Supplement dated January 20, 2022
to the Statement of Additional Information (SAI), dated December 10, 2021, for the following funds:
Fund
Columbia Funds Series Trust II
Columbia Integrated Large Cap Growth Fund
Columbia Integrated Large Cap Value Fund
Columbia Integrated Small Cap Growth Fund
Columbia Pyrford International Stock Fund
Columbia Ultra Short Municipal Bond Fund
Effective immediately, the following information is hereby added to the SAI with respect to the closing of the Reorganizations:
Fund	The closing of the Reorganization:
Integrated Large Cap Growth Fund	January 21, 2022
Integrated Large Cap Value Fund	January 21, 2022
Integrated Small Cap Growth Fund	January 21, 2022
Pyrford International Stock Fund	December 10, 2021
Ultra Short Municipal Bond Fund	January 21, 2022

Shareholders should retain this Supplement for future reference.
SAI965_10_002_(01/22)